ANZA CAPITAL, INC.
                              A NEVADA CORPORATION

                             DEBT EXCHANGE AGREEMENT

     This Debt Exchange Agreement (the "Agreement") is entered into effective this 28th day of February, 2003 by and between Anza Capital, Inc., a Nevada corporation ("Anza" or the "Company") and Vincent Rinehart (the "Noteholder"). Each of the Company and the Noteholder shall be referred to as a "Party" and collectively as the "Parties."

                                    RECITALS

     WHEREAS, the Company has undertaken a recapitalization of its corporate structure, which will include (but not be limited to) the voluntary exchange of certain preferred stock for newly created preferred stock, the exchange of debt and warrants for stock, and a reverse stock split (the "Recapitalization");

     WHEREAS, the Noteholder is the record and beneficial owner of a promissory note dated June 27, 2001 in the original principal amount of $485,446.00, payable by the Company (as e-Net Financial.com Corporation, the Company's previous name) to AMRES Holding LLC (a predecessor to the Noteholder) (the "Surrendered Note");

     WHEREAS,  the current principal balance due and owing under the Surrendered
Note is $360,446 (the "Surrendered Note Principal"), plus accrued interest through the date hereof equal to $73,043.06 (the "Surrendered Note Interest");

     WHEREAS, the Noteholder is the holder of options to acquire 2,500,000 shares of Company common stock as evidenced by that certain Stock Option Agreement dated June 1, 2001, amended on July 2, 2001, and granted to Noteholder pursuant to the terms of his employment agreement dated June 1, 2001 (the "Surrendered Options").

     WHEREAS, in connection with the Recapitalization, the Company has offered for the Noteholder to cancel the Surrendered Options and convert the Surrendered
Note into 6,000,000 shares of Company common stock (the "Conversion Common Shares"), and 18,800 shares of newly created Series F Convertible Preferred Stock (the "Preferred Exchange Shares"), in accordance with the terms and conditions hereof, and the Noteholder desires to accept the offer and consummate the exchange.

     NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, the Parties covenant, promise and agree as follows:

                                    AGREEMENT

     1.     TERMS  OF  THE  EXCHANGE:  The  Exchange shall be consummated on the
            ------------------------
following  terms  and  conditions:

     (a) Within three (3) business days of the execution of this Agreement, the Noteholder shall surrender to the Company the Surrendered Note, duly endorsed for transfer to the Company.

     (b) Effective as of the date of this Agreement, the Noteholder shall convert all of the Surrendered Note Interest and an aggregate of $46,956.94 of the Surrendered Note Principal into the Conversion Common Shares. The Conversion Common Shares shall be validly issued, fully paid, and non assessable, shall be restricted in accordance with Rule 144 promulgated under the Securities Act of 1933, and shall be subject to a 20-for-1 reverse stock split currently contemplated as part of the Recapitalization.

     (c) Effective as of the Exchange Date (as hereinafter defined), the remainder of the Surrendered Note Principal shall automatically be exchanged for the Preferred Exchange Shares. The Preferred Exchange Shares shall be validly issued, fully paid, and non assessable, and shall be restricted in accordance with Rule 144 promulgated under the Securities Act of 1933. Also effective as of the Exchange Date, the Surrendered Options shall automatically be cancelled and terminated in their entirety.

     (d) The rights, privileges, and preferences of the Preferred Exchange Shares shall be as set forth in the Certificate of Designation of the Rights, Preferences, Privileges and Restrictions of the Series F Convertible Preferred Stock of Anza Capital, Inc., a copy of which is attached hereto as Exhibit "A" (the "Certificate of Designation").

     (e) The Exchange Date shall be the date on which the Certificate of Designation is filed with the Nevada Secretary of State, which date is anticipated to be within three (3) business days of the completion of the Company's Annual Shareholders Meeting.

     (f) The Company's Annual Shareholders Meeting is currently scheduled for the middle of April, 2003. If the Company's Annual Shareholders Meeting does not take place on or before June 30, 2003 (the "Termination Date"), then this Agreement and the exchange of the Surrendered Note for Preferred Exchange Shares shall automatically be cancelled. In such an event, the exchange of Surrendered Note for Conversion Common Shares shall remain effective as of the date of this Agreement.

     (g) Between the date of this Agreement and the Termination Date, the Noteholder shall remain the record and beneficial owner of the Surrendered Note and the Surrendered Options; however, the Noteholder hereby waives and suspends its rights to interest, its conversion rights, and all other rights set forth in the Surrendered Note until the earlier to occur of the Exchange Date or the Termination Date. In the event this Agreement is terminated on the Termination Date, then all rights waived and suspended by this subsection shall be reinstated effective as of the date of this Agreement.

     2.     REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS  BY  SHAREHOLDER:  The
            --------------------------------------------------------------
Noteholder  hereby  represents,  warrants  and  agrees  as  follows:

     (a) Noteholder shall transfer title in and to the Surrendered Note and the Surrendered Options to the Company free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind or nature whatsoever, whether direct or indirect or contingent. This Agreement has been duly executed and delivered by the Noteholder. This Agreement constitutes, and upon execution and delivery thereof by the Noteholder, will constitute, a valid and binding agreement of the Noteholder enforceable against the Noteholder in accordance with its respective terms.

     (b) The Noteholder is not a party to any partnership, management, shareholders' or joint venture or similar agreement which would affect the Noteholder's performance of this Agreement or the Noteholder's representation and warranties in this Agreement.

     (c) No form of general solicitation or general advertising was used by the Noteholder or the Company or, to the best of its actual knowledge, any other person acting on behalf of the Noteholder or the Company, in connection with the exchange. Neither the Noteholder, nor, to its knowledge, any person acting on behalf of the Noteholder, has, either directly or indirectly, sold or offered for sale to any person (other than the Company) any of the Surrendered Note or the Surrendered Options, and the Noteholder represents that neither itself nor any person authorized to act on its behalf (except that the Noteholder makes no representation as to the Company) will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the Surrendered Note or the Surrendered Options to be in violation of any of the provisions of Section 5 of the Securities Act of 1933 or any other provision of law.

     (d) The Surrendered Note and Surrendered Options are not and will not be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the Surrendered Note or Surrendered Options. Except as provided in this Agreement, the Noteholder is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Surrendered Note or Surrendered Options. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the sale contemplated by this Agreement, impair, restrict or delay any voting rights with respect to the Surrendered Note or Surrendered Options.

     (e) The representations and warranties herein by the Noteholder will be true and correct in all material respects on and as of the date hereof and will, except as provided herein, survive the Exchange Date.

     (f) The Noteholder acknowledges that the Noteholder has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, the business of the Company, and the proposed Recapitalization of the Company as the Noteholder considers necessary in connection with the Noteholder's exchange of the Surrendered Note. As a result, the Noteholder is familiar with the business, operations, properties, financial condition, and recapitalization plan of the Company and has discussed with officers or legal counsel of the Company any questions the Noteholder may have had with respect thereto. The Noteholder has consulted with the Noteholder's own legal, accounting, tax, investment and other advisers with respect to the tax treatment, merits, and risks of the transactions contemplated hereby.

     (g) The Noteholder hereby agrees to indemnify and defend the Company and its directors and officers and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

          (i) Any breach of or inaccuracy in the Noteholder's representations, warranties or agreements herein;

          (ii) Any disposition of the Surrendered Note or Surrendered Options contrary to any of the Noteholder's representations, warranties or agreements herein;

          (iii) Any action, suit or proceeding based on a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any director or officer of the Company.

     (h) The representations, warranties and agreements contained in this Agreement shall be binding on the Noteholder's successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers.

     (i) Noteholder shall deliver, along with a signed copy of this Agreement, the Surrendered Note and the Surrendered Options, fully endorsed to the Company for cancellation.

     3.     REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS  BY  THE COMPANY:  The
            --------------------------------------------------------------
Company  hereby  represents,  warrants  and  agrees  as  follows:

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with full power and authority to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to effect the exchange of the Surrendered Note in accordance with the terms hereof.

     (b) The information heretofore furnished by the Company to the Noteholder for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Company to the Noteholder will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

     (c) The representations and warranties herein by the Company will be true and correct in all material respects on and as of the date hereof and will, except as provided herein, survive the Exchange Date.

     4.     CONFIDENTIALITY.  Each  Party  hereto  will  hold and will cause its
            ---------------
agents, officers, directors, attorneys, employees, consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, all documents and information concerning any other Party furnished it by such other Party or its representatives in connection with the subject matter hereof (except to the extent that such information can be shown to have been (i) previously known by the Party to which it was furnished, (ii) in the public domain through no fault of such Party, or (iii) later lawfully acquired from other sources by the Party to which it was furnished), and each Party will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement. Each Party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other Party if it exercises the same care as it takes to preserve confidentiality for its own similar information. Notwithstanding the foregoing, the Parties acknowledge that this Agreement shall be discussed in, and will be filed as an exhibit to, the Company's filings with the Securities and Exchange Commission.

     5. This Agreement may not be amended, canceled, revoked or otherwise modified except by written agreement subscribed by all of the Parties to be charged with such modification.

     6. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective partners, employees, agents, servants, heirs, administrators, executors, successors, representatives and assigns.

     7. All Parties hereto agree to pay their own costs and attorneys' fees except as follows:

     (a) In the event of any action, suit or other proceeding instituted to remedy, prevent or obtain relief from a breach of this Agreement, arising out of a breach of this Agreement, involving claims within the scope of the releases contained in this Agreement, or pertaining to a declaration of rights under this Agreement, the prevailing Party shall recover all of such Party's attorneys' fees and costs incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

     (b) As used herein, attorneys' fees shall be deemed to mean the full and actual costs of any legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

     8. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws. Venue for any action brought under this Agreement shall be in the appropriate court in Orange County, California.

     9. The Parties agree and stipulate that each and every term and condition contained in this Agreement is material, and that each and every term and condition may be reasonably accomplished within the time limitations, and in the manner set forth in this Agreement.

     10. The Parties agree and stipulate that time is of the essence with respect to compliance with each and every item set forth in this Agreement.

     11. This Agreement, along with the exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto and supersedes any and all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by of liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

     12. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.

[remainder  of  page  intentionally  left  blank.]

     IN WITNESS WHEREOF, the Parties hereto, agreeing to be bound hereby, execute this Agreement upon the date first set forth above.


"Noteholder"                                   "Company"

                                               Anza  Capital,  Inc.


/s/  Vincent  Rinehart                         /s/  Vincent  Rinehart
---------------------------                    ---------------------------
By:  Vincent  Rinehart                         By:  Vincent  Rinehart
                                               Its:  President


                                               /s/  Scott  Presta
                                               ---------------------------
                                               By:  Scott  Presta
                                               Its:  Director